SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           September 16, 1999


                           ESQUIRE COMMUNICATIONS LTD.
               (Exact name of registrant as specified in charter)


  Delaware                          1-11782                     13-3703760
(State or other                  (Commission                  (IRS Employer
 jurisdiction of                 File Number)                 Identification
 incorporation)                                                  No.)



750 B Street, San Diego, California                             92101
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code          (619) 515-0811


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(Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBITS

   16          Letter from KPMG LLP


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ESQUIRE COMMUNICATIONS LTD.


                                      By:/S/ STEVEN L. WOLKENSTEIN
                                         ---------------------------
                                         Steven L. Wolkenstein
                                         Vice President and Treasurer

Dated:  September 24, 1999